LORD ABBETT SERIES FUND

Developing Growth Portfolio

Supplement dated December 22, 2010 to the

Prospectus dated May 1, 2010

(Class VC Shares)

The following replaces the chart on page 5 of the subsection titled “Investment Adviser – Portfolio Managers” in the prospectus:

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
F. Thomas O’Halloran, Partner and Director	2010
Arthur K. Weise, Portfolio Manager	2010

The following replaces the subsection titled “Management and Organization of the Fund – Portfolio Managers” on pages 9 and 10 in the prospectus:

Portfolio Managers. The Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

The team is headed by F. Thomas O’Halloran, Partner and Director, who joined Lord Abbett in 2001 and has been a member of the team since the Fund’s inception. Assisting Mr. O’Halloran is Arthur K. Weise, Portfolio Manager, who joined Lord Abbett in 2007 and has been a member of the team since 2010. Mr. Weise was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005-2007) and Vice President, Director of Research and Analyst at Trainer Wortham & Co. (2000-2005). Messrs. O’Halloran and Weise are jointly and primarily responsible for the day-to-day management of the Fund.

Please retain this document for your future reference.